                                                                  EXECUTION COPY






================================================================================



                            AMENDMENT AND RESTATEMENT
                             Dated as of May 9, 2001

                                       to

                                CREDIT AGREEMENT
                            Dated as of May 28, 1998

                                     between

                         SINCLAIR BROADCAST GROUP, INC.,

                     The SUBSIDIARY GUARANTORS Party Hereto,

                            The LENDERS Party Hereto,

                                       and

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                        --------------------------------


                          J.P. MORGAN SECURITIES INC.,
                    as Advisor, Lead Arranger and Bookrunner

              DEUTSCHE BANC ALEX. BROWN INC., as Syndication Agent

            THE BANK OF NOVA SCOTIA and FIRST UNION SECURITIES, INC.,
                           as Co-Documentation Agents


                                 $1,100,000,000


================================================================================

                            AMENDMENT AND RESTATEMENT


                  AMENDMENT AND RESTATEMENT dated as of May 9, 2001 between:
SINCLAIR BROADCAST GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Maryland (the "BORROWER"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS" and, together with the Borrower, the "OBLIGORS"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                  The Borrower, the Subsidiary Guarantors, the lenders party thereto (the "LENDERS"), the Administrative Agent and NationsBank of Texas, N.A., as Documentation Agent are parties to a Credit Agreement dated as of May 28, 1998 (as amended by Amendment No. 1 dated as of December 21, 1999 and Amendment No. 2 dated as of July 21, 2000, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $1,750,000,000. The Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and to restate the Credit Agreement in its entirety as so amended.

                  Accordingly, the parties hereto hereby agree to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement, which is incorporated herein by reference, with the amendments specified in Section 2 below:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment and Restatement, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:


                            AMENDMENT AND RESTATEMENT
NY3:#7267102v2

                  "AMENDMENT AND RESTATEMENT EFFECTIVE DATE" means May 16, 2001.

                  "APPLICABLE RATE" means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", respectively, based upon the Total Indebtedness Ratio as of the most recent determination date; PROVIDED that until the Quarterly Date on or immediately following the date of receipt of the financial statements of the Borrower delivered pursuant to Section 6.01(b) (and the related Financial Officer's certificate) for the fiscal quarter ending December 31, 2001 the "Applicable Rate" shall be determined by reference to the certificate delivered pursuant to
         Section 5.01(e)(ii) (but in no event shall the Applicable Rate be less than the applicable rate per annum set forth in the first row from the top of the table below):


===================================== ========================== ========================== ========================
     Total Indebtedness Ratio:                   ABR                    Eurodollar                Commitment
     -------------------------
                                             Spread (%)                 Spread (%)               Fee Rate (%)
                                             ----------                 ----------               ------------
------------------------------------- -------------------------- -------------------------- ------------------------
 Greater than or equal to 6.50 to 1             1.75                       3.00                      0.50
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 6.50 to 1 and greater               1.50                       2.75                      0.50
     than or equal to 6.00 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 6.00 to 1 and greater               1.25                       2.50                      0.50
     than or equal to 5.50 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 5.50 to 1 and greater               1.00                       2.25                      0.375
     than or equal to 5.00 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 5.00 to 1 and greater               0.50                       1.75                      0.375
     than or equal to 4.50 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 4.50 to 1 and greater               0.25                       1.50                      0.25
     than or equal to 4.00 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
        Less than 4.00 to 1                       0                        1.25                      0.25
===================================== ========================== ========================== ========================

         For purposes of the foregoing (but subject to the proviso above), (i) the Total Indebtedness Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 6.01(a) or (b) (and as set forth in the related certificate of a Financial Officer delivered pursuant to Section 6.01(c)) and (ii) each change in the Applicable Rate resulting from a change in the Total Indebtedness Ratio shall be effective on the date three Business Days after the receipt by the Administrative Agent of such certificate and shall remain effective until the effective date of the next such change; PROVIDED that, notwithstanding the foregoing, the Applicable Rate shall not as a consequence of this proviso be reduced for any period during which an Event of Default shall have occurred and be continuing. Notwithstanding the foregoing, the Applicable Rate with respect to any Incremental Term Loan and any Incremental Term Loan Commitment means the rate per annum for such Incremental Term Loan and Incremental Term Loan Commitment agreed to by the Borrower and the respective Incremental Term Loan Lender in the related Incremental Term Loan Activation Notice.

                           "INCREMENTAL TERM LOAN COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make one or more Incremental Term Loans on and after the related Incremental Term Loan Activation Date in an aggregate principal amount up to but not exceeding the amount set opposite the name of such Lender on the Incremental Term Loan Activation Notice under the caption "Incremental Term Loan Commitment" or in the Assignment and Acceptance pursuant to which such Lender shall have assumed such Incremental Term Loan Commitment, as applicable. The aggregate principal amount of the Incremental Term Loan Commitments and the Incremental Term Loans on the Effective Date is zero and shall not exceed $500,000,000.

                           "INCREMENTAL TERM LOAN COMMITMENT TERMINATION DATE" means the Amendment and Restatement Effective Date.

                           "INCREMENTAL TERM LOAN MATURITY DATE" means the Quarterly Date falling on or nearest to September 30, 2009.

                           "INCREMENTAL TERM LOAN PRINCIPAL PAYMENT DATES" means the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2003, through and including the Incremental Term Loan Maturity Date.

                           "INTEREST EXPENSE" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following (subject to paragraphs (d) and (e) of Section 1.05): (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) PLUS (b) the net amounts payable (or MINUS the net amounts receivable) under Interest Rate Protection Agreements accrued during such period (whether or not actually paid or received during such period) MINUS (c) all cash interest income received during such period; PROVIDED that the calculation of Interest Expense for any period shall not be increased or decreased by any amount reflected on the Borrower's relevant income statement with respect to changes in the fair value of derivative instruments during such period. Any reference herein to calculating Interest Expense for any period on a "pro forma" basis means that, for purposes of the preceding clause (a), (i) the Indebtedness on the basis of which Interest Expense is so calculated shall mean Indebtedness outstanding as of the relevant date of calculation after giving effect to any repayments and any incurrence of Indebtedness on such date and
         (ii) such
         calculation shall be made applying the respective rates of interest in effect for such Indebtedness on such date.

                           "LENDER AFFILIATE" means (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any Person (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund that invests in bank loans, any other fund or trust or entity that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                           "OTHER PREFERRED STOCK" means (a) Preferred Stock issued by the Borrower, but if and only to the extent that (i) the dividend for each share thereof shall not exceed 15% per annum of the liquidation preference of such share and (ii) neither the Borrower nor any of its Subsidiaries may be required to repurchase, redeem or make sinking fund payments with respect thereto at any time or under any circumstances prior to September 30, 2010 and (b) New HYTOPs Preferred Stock.

                           "REVOLVING COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 or 2.09(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 1.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The original aggregate amount of the Lenders' Revolving Commitments is $1,000,000,000 and on the Amendment and Restatement Effective Date, the aggregate amount of the Lenders' Revolving Commitments is $600,000,000.

                           "SENIOR SUBORDINATED NOTES DUE 2005 AND 2007" means, collectively, the Senior Subordinated Notes issued by the Borrower under the Existing Senior Subordinated Notes Indentures.

                           2.03. Clause (b) of Section 2.07 of the Credit
Agreement is hereby amended by adding at the end of such clause the following new sentence:

                  "Notwithstanding anything to the contrary in this Agreement, if on any date (the "TEST DATE"), the maturity date for any of the then outstanding Senior Subordinated Notes due 2005 and 2007 or the Existing HYTOPs shall fall within six months of the Test Date, then the Revolving Commitments shall automatically reduce to zero on the Test Date."

                           2.04. Clause (a)(iii) of Section 2.08 of the Credit
                  Agreement is hereby amended in its entirety to read as follows:

                                    "(iii) to the Administrative Agent for the
                  account of each Incremental Term Loan Lender the outstanding principal amount of each Incremental Term Loan of such Lender on each Incremental Term Loan Principal Payment Date set forth below in the principal amount equal to the percentage set forth opposite such Incremental Term Loan Principal Payment Date of the principal amount of such Incremental Term Loan outstanding on the Incremental Term Loan Commitment Termination Date (subject to adjustment pursuant to paragraph
                  (b) of this Section):


                      Incremental Term Loan                                  Percentage (%):
                                                                             ---------------
                      Principal Payment Date
                      Falling on or Nearest to:
                      ------------------------
                      March 31, 2003                                            0.25
                      June 30, 2003                                             0.25
                      September 30, 2003                                        0.25
                      December 31, 2003                                         0.25
                      March 31, 2004                                            0.25
                      June 30, 2004                                             0.25
                      September 30, 2004                                        0.25
                      December 31, 2004                                         0.25
                      March 31, 2005                                            0.25
                      June 30, 2005                                             0.25
                      September 30, 2005                                        0.25
                      December 31, 2005                                         0.25
                      March 31, 2006                                            0.25
                      June 30, 2006                                             0.25
                      September 30, 2006                                        0.25
                      December 31, 2006                                         0.25
                      March 31, 2007                                            0.25
                      June 30, 2007                                             0.25


                      September 30, 2007                                        0.25
                      December 31, 2007                                         0.25
                      March 31, 2008                                            0.25
                      June 30, 2008                                             0.25
                      September 30, 2008                                        0.25
                      December 31, 2008                                         0.25
                      March 31, 2009                                            0.25
                      June 30, 2009                                             0.25
                      September 30, 2009                                        93.5"

                  2.05. Clause (b) of Section 2.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) ADJUSTMENT OF AMORTIZATION SCHEDULE. (i) Notwithstanding anything to the contrary in this Agreement, if on any date (the "TEST DATE"), the maturity date for any of the then outstanding Senior Subordinated Notes due 2005 and 2007 or the Existing HYTOPs shall fall within six months of the Test Date, then the Revolving Maturity Date and the Incremental Term Loan Maturity Date shall be accelerated to the Test Date and all of the Loans shall thereupon be due and payable on the Test Date, together with all interest and fees accrued thereon or in respect thereof and any amounts payable pursuant hereto, including, without limitation, Sections 2.13, 2.14 and 2.15.

                           (ii) Any prepayment of a Term Loan or an Incremental
                  Term Loan shall be applied to reduce the remaining scheduled installments thereof in inverse order of maturity. To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date. To the extent not previously paid, all Incremental Term Loans shall be due and payable on the Incremental Term Loan Maturity Date."

                  2.06. The third sentence of Section 6.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "The proceeds of the Incremental Term Loans will be used by the Borrower solely for the purpose of making a prepayment of the Term Loans."

                  2.07. Section 7.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 7.01. INDEBTEDNESS. The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

                           (a) Indebtedness to the Lenders hereunder (including
                  in respect of Incremental Term Loans);

                           (b) Indebtedness outstanding on the Amendment and
                  Restatement Effective Date and identified in Schedule 7.01(b);

                           (c) Indebtedness of the Borrower evidenced by senior
                  subordinated notes and subordinated guarantees thereof by Subsidiary Guarantors issued after the date hereof (such Indebtedness and guarantees being collectively referred to as the "ADDITIONAL SENIOR SUBORDINATED NOTES"), PROVIDED that (i) such notes are issued at not less than 97% of par, (ii) such notes and guarantees shall be unsecured and such notes shall bear interest at a fixed rate not greater than 12% per annum on the face amount thereof, (iii) no scheduled payments, prepayments, redemptions or sinking fund or like payments on such notes shall be required before the tenth anniversary of the date of issuance of such notes, (iv) the terms and conditions of such notes shall not be more restrictive on the Borrower and its Subsidiaries than the terms and conditions customarily found in senior subordinated notes of similar issuers issued under Rule 144A of the Securities Act of 1933 ("RULE 144A") or in a public offering as reasonably determined by the Administrative Agent, and the terms of subordination thereof shall also extend to cover obligations of the Borrower and its Subsidiaries in respect of any Hedging Agreements to which the Borrower and any of the Lenders and their respective Affiliates are parties and (v) no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom;

                           (d) Indebtedness of the Borrower evidenced by senior
                  subordinated notes and subordinated guarantees thereof by Subsidiary Guarantors (such Indebtedness and guarantees being collectively referred to as the "CONVERTED SENIOR SUBORDINATED NOTES"), PROVIDED that (i) such notes and guarantees shall be unsecured and such notes shall bear interest at a fixed rate not greater than 15% per annum, (ii) no scheduled payments, prepayments, redemptions or sinking fund or like payments on such notes shall be required before the tenth anniversary of the date of issuance of the Other Preferred Stock, (iii) the terms and conditions of such notes shall not be more restrictive on the Borrower and its Subsidiaries than the terms and conditions customarily found in senior subordinated notes of similar issuers issued under Rule 144A or in a public offering as reasonably determined by the Administrative Agent, and the terms of subordination thereof shall also extend to cover obligations of the Borrower and its Subsidiaries in respect of any Hedging Agreements to which the Borrower and any Lender are parties, (iv) the Borrower shall issue such notes pursuant to the conversion of all, but not less than all, of the Other Preferred Stock into such notes in an aggregate principal amount not exceeding the aggregate liquidation preference of the Other Preferred Stock so converted and (v) both immediately prior to such conversion of the Other Preferred Stock and, after giving pro forma effect thereto, no Default shall have occurred and be continuing;

                           (e) Indebtedness of Subsidiaries of the Borrower to
                  the Borrower or to other Subsidiaries of the Borrower;

                           (f) Subordinated Film Indebtedness of the Borrower
                  and its Subsidiaries in an aggregate principal amount not exceeding $30,000,000 at any one time outstanding, PROVIDED that the terms and conditions of each agreement or instrument evidencing or governing such Indebtedness shall be satisfactory to the Administrative Agent;

                           (g) Indebtedness of the Borrower owing to any of the
                  Designated HYTOPs Subsidiaries that is subordinated on terms satisfactory to the Administrative Agent to the obligations of the Borrower hereunder, under the notes (if any) issued as provided in Section 2.08(g) and under any Hedging Agreements to which the Borrower and any of the Lenders and their respective Affiliates are parties;

                           (h) Guarantees by one or more of the Obligors of the
                  obligations of other Persons (including, without limitation, Affiliates); PROVIDED that the aggregate principal amount of Indebtedness so guaranteed may not exceed $75,000,000 at any one time outstanding;

                           (i) Indebtedness (including Indebtedness of the
                  Receivables Subsidiary) incurred in connection with any Receivables Financing on terms satisfactory to the Administrative Agent, PROVIDED that after giving effect thereto the aggregate face amount of Receivables of the Borrower and its Subsidiaries (other than any Receivables Subsidiary) that have not been sold or financed shall be at least $100,000,000;

                           (j) Indebtedness incurred in connection with capital
                  leases in respect of broadcast towers or equipment of the Borrower or any of its Subsidiaries; PROVIDED that the aggregate principal amount of such Indebtedness may not exceed $50,000,000 at any one time outstanding;

                           (k) off-balance sheet Indebtedness incurred by the
                  Borrower or any of its Subsidiaries to finance broadcast towers or equipment on terms satisfactory to the Administrative Agent; PROVIDED that the aggregate principal amount of such Indebtedness may not exceed $100,000,000 at any one time outstanding; and

                           (l) additional unsecured Indebtedness of the Borrower
                  in an aggregate principal amount not exceeding $100,000,000 at any one time outstanding, PROVIDED that no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom."

                  2.08. Clause (f) of Section 7.04 of the Credit Agreement is hereby amended by deleting the "and" after clause (viii) thereof and adding a new clause (x) immediately after clause (ix) thereof to read in its entirety as follows:

                                    "(x) in connection with any Other
                  Acquisition made after the Amendment and Restatement Effective Date, if the Total Indebtedness Ratio as of the date of such acquisition shall be greater than 5.5 to 1.0, then the aggregate amount of Other Acquisitions made by the Borrower or any of its Subsidiaries since the Amendment and Restatement Effective Date shall not exceed $30,000,000 in Aggregate Consideration unless the Borrower shall have otherwise received the written consent of the Required Lenders; and"

                  2.09. Section 7.05 of the Credit Agreement is hereby amended by redesignating clause (j) as clause (k) and inserting a new clause (j) as follows:

                           "(j) the Borrower or any of its Subsidiaries may sell
                  the Broadcast License relating to KETK under the terms and conditions contained in the Asset Purchase Agreement dated as of February 24, 1999 by and among Sinclair Properties LLC, KETK Licensee, L.P. and Comcorp Broadcasting, Inc.; and"

                  2.10. Section 7.07 of the Credit Agreement is hereby amended by (x) amending clause (i) in its entirety to read "intentionally deleted" and
  (y) amending clause (o) to read in its entirety as follows:

                           "(o) additional Investments made after the Amendment and Restatement Effective Date either (A) identified on Schedule 7.07 or (B) in an amount up to but not exceeding (i) $15,000,000 in the aggregate if at the time of the making of such Investment, the Total Indebtedness Ratio is greater than 5.5 to 1.0 or (ii) $100,000,000 in the aggregate if at the time of the making of such Investment, the Total Indebtedness Ratio is less than or equal to 5.5 to 1.0, provided that, in each case, no Default shall have occurred and be continuing at the time of the making of such Investment or would result therefrom; and"

                  2.11. Clause (e) of Section 7.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(e) the Borrower may purchase, in one transaction or a series of transactions, its Class A Common Stock and its Class B Common Stock, PROVIDED that (i) the aggregate purchase price (including, without limitation, cash payments, the principal amount of promissory notes and Indebtedness assumed, cash payments under Hedging Agreements relating to capital stock of the Borrower, and the fair market value of property delivered) paid, delivered or assumed in respect of such purchases by the Borrower therefor subsequent to the Amendment and Restatement Effective Date shall not exceed $175,000,000 and (ii) as at the date of the making of such Restricted Payment, the Total Indebtedness Ratio is not greater than (A) 5.5 to 1.0 or (B) the maximum ratio permitted under Section 7.11(d) on such date minus 0.25; PROVIDED FURTHER that if the

         Borrower is unable to comply with the requirements of clause (ii)(A) above, then the aggregate purchase price of purchases permitted under this clause (e) shall be permitted only to the extent that the Borrower receives Net Available Proceeds of any Equity Issuance (not otherwise applied as permitted under this Agreement) subsequent to the Amendment and Restatement Effective Date;"

                  2.12. Section 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 7.11.  CERTAIN FINANCIAL COVENANTS.

                           (a) INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio on any date to be less than the ratio set forth below opposite the period during which such date falls:


                                    Period                                        Ratio
                                    ------                                        -----
                  From the Effective
                    Date through June 30, 2002                                  1.70 to 1

                  From July 1, 2002
                    through December 31, 2003                                   1.80 to 1

                  From January 1, 2004
                    through December 31, 2004                                   2.20 to 1

                  From January 1, 2005
                    and at all times thereafter                                 2.50 to 1

                           (b) FIXED CHARGES RATIO. The Borrower will not permit the Fixed Charges Ratio to be less than or equal to 1.05 to 1 at any time.

                           (c) SENIOR INDEBTEDNESS RATIO. The Borrower will not permit the Senior Indebtedness Ratio on any date to be greater than the ratio set forth below opposite the period during which such date falls:


                           Period                                                 Ratio
                           ------                                                 -----
                  From the Effective
                    Date through June 30, 2002                                  4.50 to 1

                  From July 1, 2002
                    through December 31, 2003                                   4.00 to 1

                  From January 1, 2004

                    and at all times thereafter                                 3.50 to 1

                           (d) TOTAL INDEBTEDNESS RATIO. The Borrower will not permit the Total Indebtedness Ratio on any date to be greater than the ratio set forth below opposite the period during which such date falls:


                           Period                                                 Ratio
                           ------                                                 -----
                  From the Effective
                    Date through June 30, 2002                                  7.00 to 1

                  From July 1, 2002
                    through December 31, 2003                                   6.50 to 1

                  From January 1, 2004
                    through December 31, 2004                                   5.50 to 1

                  From January 1, 2005
                    and at all times thereafter                                 5.00 to 1

                           (e) FILM OBLIGATIONS. The Borrower will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Film Obligations, except for (a) regularly scheduled payments in respect thereof required pursuant to the instruments evidencing such Film Obligations and (b) with the consent of the Administrative Agent, prepayments of Film Obligations not exceeding $50,000,000 in the aggregate after the date hereof."

                  2.13. Clause (ii) of Section 10.04(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Commitment(s) and/or Loan(s), the amount of the Commitment(s) and/or Loan(s) of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and, after giving effect to such assignment, the assigning Lender shall not have Commitment(s) and/or Loan(s) less than $5,000,000, in each case unless each of the Borrower (except if an Event of Default as described in clauses (a), (b), (g) or (h) of Article VIII occurs and is continuing) and the Administrative Agent otherwise consent,".

                  2.14. Clause (b)(vi) of Section 10.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(vi) subject to an agreement containing provisions substantially the same as those of this paragraph (b), to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations,".

                  2.15. Schedules 4.15(b) and 7.04 of the Credit Agreement are hereby replaced in their entirety with Schedules 4.15(b) and 7.04 attached to this Amendment and Restatement and each reference in the Credit Agreement to such Schedules shall be deemed to refer to the replacement Schedules attached to this Amendment and Restatement. Schedules 7.01(b) and 7.07 attached to this Amendment and Restatement shall be incorporated into the table of contents of the Credit Agreement and deemed attached thereto.

                  Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment and Restatement and (b) both immediately prior to and after giving effect to this Amendment and Restatement, no Default shall have occurred and be continuing.

                  Section 4. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 shall become effective, as of the date hereof, upon receipt by the Administrative Agent of each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (1) AMENDMENT AND RESTATEMENT. The written consent of the Required Lenders to this Amendment and Restatement and one or more counterparts of this Amendment and Restatement duly executed and delivered by each party hereto.

                  (2) CORPORATE DOCUMENTS. Certified copies of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment and Restatement and the Credit Agreement as amended hereby and extensions of credit under the Credit Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

                  (3) OPINION OF COUNSEL TO THE OBLIGORS. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of a date acceptable to the Administrative Agent) of Thomas & Libowitz, P.A., counsel for the Obligors in form and substance satisfactory to the Administrative Agent covering such matters relating to the Obligors and this Amendment and Restatement as the Administrative Agent shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (4) EVIDENCE OF REDUCTION IN REVOLVING COMMITMENTS. Evidence that the aggregate Revolving Commitments of the Revolving Lenders shall have been permanently reduced to $600,000,000 (it being agreed by the parties hereto that Section 2.07(d) of the Credit Agreement shall not be operative as to such reduction).

                  (5) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Lender or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, may reasonably request.

                  (6) AMENDMENT FEE. The Administrative Agent shall have received for account of each Lender that has consented in writing to the draft Amendment No. 3 dated as of May 9, 2001 by 5:00 p.m., New York City time, May 9, 2001 an amendment fee in an amount equal to 0.25% of the sum of Revolving Exposures and unused Revolving Commitments and outstanding Term Loans and unused Term Loan Commitments of each such Lender on the Amendment and Restatement Effective Date.

                  Section 5. CONFIRMATION OF COLLATERAL SECURITY. Each Obligor hereby confirms that each of the Security Documents shall continue in effect for the benefit of the Administrative Agent and the Lenders with respect to the obligations of the Obligors under the Credit Agreement as amended hereby.

                  Section 6. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment and Restatement by signing any such counterpart. This Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.

                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered as of the day and year first above written.


                                      SINCLAIR BROADCAST GROUP, INC.


                                      By:_______________________________________
                                          Name: David B. Amy
                                          Title:  Executive Vice President

                                    SUBSIDIARY GUARANTORS

                                    CHESAPEAKE TELEVISION, INC.
                                    KSMO, INC.
                                    SINCLAIR RADIO OF BUFFALO, INC.
                                    SINCLAIR RADIO OF LOS ANGELES, INC.
                                    SINCLAIR RADIO OF MEMPHIS, INC.
                                    SINCLAIR RADIO OF NASHVILLE, INC.
                                    SINCLAIR RADIO OF ST. LOUIS, INC.
                                    SINCLAIR RADIO OF WILKES-BARRE, INC.
                                    TUSCALOOSA BROADCASTING, INC.
                                    WCGV, INC.
                                    SINCLAIR ACQUISITION IV, INC.
                                    WLFL, INC.
                                    SINCLAIR MEDIA I, INC.
                                    WSMH, INC.
                                    SINCLAIR MEDIA II, INC.
                                    WSTR LICENSEE, INC.
                                    WGME, INC.
                                    SINCLAIR MEDIA III, INC.
                                    WTTE, CHANNEL 28 LICENSEE, INC.
                                    WTTO, INC.
                                    WTVZ, INC.
                                    WYZZ, INC.
                                    KOCB, INC.
                                    FSF-TV, INC.
                                    KSMO LICENSEE, INC.
                                    SINCLAIR RADIO OF GREENVILLE LICENSEE, INC.
                                    SINCLAIR RADIO OF LOS ANGELES LICENSEE, INC.
                                    SINCLAIR RADIO OF MEMPHIS LICENSEE, INC.
                                    SINCLAIR RADIO OF NASHVILLE LICENSEE, INC.
                                    WDKY, INC.
                                    WYZZ LICENSEE, INC.
                                    KLGT, INC.
                                    SINCLAIR ACQUISITION II, INC.
                                    SINCLAIR COMMUNICATIONS, INC.
                                    SINCLAIR RADIO OF PORTLAND LICENSEE, INC.
                                    SINCLAIR RADIO OF ROCHESTER LICENSEE, INC.
                                    TUSCALOOSA BROADCASTING LICENSEE, INC.
                                    WNNE LICENSEE, INC.

                                    WPTZ LICENSEE, INC.
                                    WSYX LICENSEE, INC.
                                    WGGB, INC.
                                    WTWC, INC.
                                    SINCLAIR COMMUNICATIONS II, INC.
                                    SINCLAIR HOLDINGS I, INC.
                                    SINCLAIR HOLDINGS II, INC.
                                    SINCLAIR HOLDINGS III, INC.
                                    SINCLAIR TELEVISION COMPANY, INC.
                                    SINCLAIR TELEVISION OF BUFFALO, INC.
                                    SINCLAIR TELEVISION OF CHARLESTON, INC.
                                    SINCLAIR TELEVISION OF NASHVILLE, INC.
                                    SINCLAIR TELEVISION OF NEVADA, INC.
                                    SINCLAIR TELEVISION OF OKLAHOMA, INC.
                                    SINCLAIR TELEVISION OF TENNESSEE, INC.
                                    SINCLAIR TELEVISION OF UTICA, INC.
                                    SINCLAIR TELEVISION OF LICENSE HOLDER, INC.
                                    SINCLAIR TELEVISION OF DAYTON, INC.
                                    SINCLAIR MEDIA IV, INC.
                                    SINCLAIR MEDIA V, INC.
                                    CASCOM INTERNATIONAL, INC.
                                    SINCLAIR COMMUNICATIONS OF PORTLAND, INC.

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:    Secretary (As to All)


                                     WGME LICENSEE, LLC

                                     By: WGME, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:    Secretary

                                     WICD LICENSEE, LLC
                                     WICS LICENSEE, LLC
                                     KGAN LICENSEE, LLC

                                     By: SINCLAIR ACQUISITION IV, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     WSMH LICENSEE, LLC

                                     By: WSMH, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     SINCLAIR RADIO OF NEW ORLEANS, LLC

                                     By: SINCLAIR COMMUNICATIONS, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     WPGH LICENSEE, LLC
                                     KDNL LICENSEE, LLC

                                     By: SINCLAIR MEDIA I, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary

                                     WTVZ LICENSEE, LLC

                                     By: WTVZ, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     CHESAPEAKE TELEVISION LICENSEE, LLC
                                     KABB LICENSEE, LLC
                                     SCI - SACRAMENTO LICENSEE, LLC
                                     WLOS LICENSEE, LLC

                                     By: CHESAPEAKE TELEVISION, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     SINCLAIR RADIO OF BUFFALO LICENSEE, LLC

                                     By: SINCLAIR RADIO OF BUFFALO, INC. -
                                         Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     SINCLAIR PROPERTIES, LLC

                                     By: SINCLAIR COMMUNICATIONS, INC. -
                                         Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary

                                     SINCLAIR RADIO OF NEW ORLEANS LICENSEE, LLC

                                     By: SINCLAIR RADIO OF NEW ORLEANS, LLC -
                                         Member
                                     By: SINCLAIR COMMUNICATIONS, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     SINCLAIR RADIO OF ST. LOUIS LICENSEE, LLC

                                     By: SINCLAIR RADIO OF ST. LOUIS, INC. -
                                         Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     KLGT LICENSEE, LLC

                                     By: KLGT, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     WCGV LICENSEE, LLC
                                     SINCLAIR RADIO OF MILWAUKEE LICENSEE, LLC

                                     By: WCGV, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     SINCLAIR RADIO OF NORFOLK LICENSEE, LLC

                                     By: TUSCALOOSA BROADCASTING, INC. -

                                         Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     SINCLAIR RADIO OF KANSAS CITY LICENSEE, LLC
                                     WCHS LICENSEE, LLC

                                     By: SINCLAIR MEDIA III, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     SCI - INDIANA LICENSEE, LLC
                                     KUPN LICENSEE, LLC
                                     WEAR LICENSEE, LLC

                                     By: SINCLAIR MEDIA II, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     WLFL LICENSEE, LLC

                                     By: WLFL, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary

                                     WTTO LICENSEE, LLC

                                     By: WTTO, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     WTWC LICENSEE, LLC

                                     By: WTWC, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:    Secretary

                                     WGGB LICENSEE, LLC

                                     By: WGGB, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     SINCLAIR RADIO OF WILKES-BARRE, LLC

                                     BY: SINCLAIR RADIO OF WILKES-BARRE, INC. -
                                     Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     KOCB LICENSEE, LLC

                                     By: KOCB, INC. - Member

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary

                                     WDKY LICENSEE, LLC

                                     By: WDKY, INC.

                                     By: ______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary


                                     KOKH LICENSEE, LLC

                                     By: Sinclair Television of Oklahoma, Inc.

                                     By:_______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary

                                     SINCLAIR ACQUISITION VII, INC.
                                     SINCLAIR ACQUISITION VIII, INC.
                                     SINCLAIR ACQUISITION IX, INC.
                                     SINCLAIR ACQUISITION X, INC.
                                     SINCLAIR ACQUISITION XI, INC.
                                     SINCLAIR ACQUISITION XII, INC.

                                     By:_______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary (as to all)


                                     WCWB LICENSEE, LLC

                                     By: Sinclair Media, I - Member

                                     By:_______________________________________
                                         Name:  David B. Amy
                                         Title:  Secretary

                                     WUPN LICENSEE, LLC

                                     By: Sinclair Television of Buffalo, Inc.

                                     By:_______________________________________
                                          Name:  David B. Amy
                                          Title:  Secretary


                                     WUPX LICENSEE, LLC

                                     By: Sinclair Television of Tennessee, Inc.

                                     By:_______________________________________
                                          Name:  David B. Amy
                                          Title:  Secretary

                                     ADMINISTRATIVE AGENT

                                     THE CHASE MANHATTAN BANK,
                                     as Administrative Agent

                                     By:_______________________________________
                                          Name:
                                          Title:

                                                                SCHEDULE 4.15(b)
                                   INVESTMENTS


NOTES RECEIVABLE
SULLIVAN                                    $  45,575,535
Carolyn Smith                               $   6,598,411
Gerstell                                    $   1,642,251
G1440, Inc.                                 $   7,083,784
Acrodyne Communications, Inc.               $   1,341,247


PURCHASE OPTIONS BY THIRD PARTIES
KETK/KLSB Licenses                          $   1,822,457



INVESTMENTS
Allegiance Capital, LP.                     $   5,351,598
Appforge                                    $     500,000
Auburn Tower                                $   2,136,324
Chatfish                                    $     625,000
G1440, Inc.                                 $   8,113,083
HowStuffWorks.com                           $     525,000
Investments in Licensees                    $     712,230
Sterling Venture partners, LP.              $   1,250,000
Synergy Brands, Inc.                        $     764,101
WPTT - CRI Subordinated Debenture           $      94,432
VisionAir                                   $   3,000,000

                                                                SCHEDULE 7.01(b)
                              EXISTING INDEBTEDNESS


Amended & Restated Bank Credit Facility                                $  867,000,000

Indenture dated August 28, 1995                                        $  300,000,000
United States Trust Company of NY, as Trustee
10% Senior Subordinated Notes due 2005

Indenture dated July 2, 1997                                           $  200,000,000
First Union National Bank of NC, as Trustee
9% Senior Subordinated Notes due 2007

Indenture dated December 12, 1997                                      $  250,000,000
United States Trust Company of NY, as Trustee
8-3/4% Senior Subordinated Notes due 2007

Smith Loan                                                             $    6,542,083

Note - KABB Land                                                       $       78,777
Note - WBFF Tower                                                      $    3,004,876
Note - WBFF Building                                                   $      517,062

Capitalized Lease - Acrodyne Building                                  $    3,765,404
Capitalized Lease - SBG Corporate Headquarters Building                $    7,716,360
Capitalized Lease - WPGH Studio                                        $    1,476,036
Capitalized Lease - KRRT LMA                                           $    1,016,302
Capitalized Lease - WFBC LMA                                           $    1,048,687
Capitalized Lease - WTTA LMA                                           $   10,575,312
Capitalized Lease - WTTE LMA                                           $    2,171,998
Capitalized Lease - AS400 Equipment                                    $      429,427
Capitalized Lease - KMWB Tower                                         $    5,535,884
Capitalized Lease - KVWB Tower                                         $    1,125,406
Capitalized Lease - American Tower                                     $   21,060,516
Capitalized Lease - WPGH Tower                                         $   12,768,154

Guarantee of G1440 San Francisco Building Lease                        $      384,970
Guarantee of G1440 Baltimore Building Lease                            $      581,299
Guarantee of G1440 Computer Equipment                                  $        4,663
Guarantee of G1440 Office Furniture                                    $        6,886

Letter of Credit for KMWB Tower Lease                                  $      200,000
Letter of Credit for WTTA Building Lease                               $    1,225,000

Debt Discounts - Swap Terminations                                     $   (3,465,582)
Debt Discounts - 97 Notes                                              $     (657,416)

                                                                   SCHEDULE 7.04

                              APPROVED ACQUISITIONS

1. Sinclair Communications, Inc. or its subsidiary intends to acquire the assets of television broadcast station WCWB-TV pursuant to that certain Asset Purchase Agreement dated November 15, 1999 between WPTT, Inc. and Sinclair
Communications, Inc. FCC approval is pending.


2. A subsidiary of Sinclair Broadcast Group, Inc. ("Sinclair") intends to acquire WABM-TV, Birmingham, Alabama from a subsidiary of Glencairn, Ltd. pursuant to that certain Plan and Agreement of Merger dated November 15, 1999. FCC approval is pending.


3. A subsidiary of Sinclair intends to acquire television broadcast station KRRT-TV, San Antonio, Texas from a subsidiary of Glencairn pursuant to that certain Plan and Agreement of Merger dated November 15, 1999. FCC approval is pending.


4. A subsidiary of Sinclair intends to acquire television broadcast station WVTV-TV, Milwaukee, Wisconsin from a subsidiary of Glencairn pursuant to that certain Plan and Agreement of Merger dated November 15, 1999. FCC approval is pending.


5. A subsidiary of Sinclair intends to acquire television broadcast station WRDC-TV, Raleigh, North Carolina pursuant to that certain Plan and Agreement of Merger dated November 15, 1999. FCC approval is pending.


6. A subsidiary of Sinclair intends to acquire television broadcast station WBSC-TV (formerly WFBC-TV), Anderson, South Carolina from a subsidiary of Glencairn pursuant to that certain Plan and Agreement of Merger dated November 15, 1999. FCC approval is pending.


7. A subsidiary of Sinclair intends to acquire television broadcast station KOKH-TV, Oklahoma City, Oklahoma from Sullivan Broadcasting Company IV, Inc. pursuant to that certain Merger Agreement dated March 27, 2000. FCC approval is pending.


8. A subsidiary of Sinclair intends to acquire all of the assets, including the FCC licenses of Grant Television II LLC with respect to WNYO-TV, Buffalo, New York. Sinclair's ability to close on such acquisition is subject to FCC approval. No such filing at the FCC is pending.

9. Sinclair has exercised its option to acquire the assets of television broadcast station WUXP-TV, Nashville, Tennessee. FCC approval is pending.

10. Sinclair has exercised its option to acquire the assets of television broadcast station WUPN-TV, Greensboro, North Carolina. FCC approval is pending.

11. Sinclair intends to acquire television broadcast stations WUTV-TV, Buffalo, New York;

WUHF-TV, Rochester, New York; WMSN-TV, Madison, Wisconsin; WZTV-TV, Nashville, Tennessee; WRLH-TV, Richmond, Virginia; and WXLV-TV, Winston-Salem, North Carolina pursuant to an Agreement and Plan of Merger effective as of February 23, 1998 by and among Sinclair and Sullivan Broadcasting Company II, Inc. FCC approval is pending.

12. WPTT OPTION - Sinclair Broadcast Group, Inc. ("Sinclair") has an option to convert non-voting shares of WPTT pursuant to that certain Twenty Year 8.5% Subordinated Debenture due 2011.

13. WDBB LICENSE OPTION - Pursuant to three (3) Option Agreements dated November 9, 1995, Sinclair has an option to acquire all of the stock of WDBB-TV, Inc.

14. WFGX-TV OPTION - Pursuant to an Option Agreement dated February 7, 1996, Sinclair has an option to acquire all of the Assets, including the FCC licenses of television broadcast station WFGX-TV.

15. GLENCAIRN OPTION - Pursuant to five (5) Option Agreements dated May 3, 1995, Sinclair has an option to acquire a total of 97 shares of convertible non-voting capital stock of Glencairn, Ltd.

                                                                   SCHEDULE 7.07

                            CONTEMPLATED INVESTMENTS


Acrodyne Communications, Inc.                        $  2,658,753

G1440, Inc.                                          $    916,216

Allegiance Capital, LP.                              $  9,233,510

Sterling Venture Partners, LP.                       $  3,750,000
                                                     ------------

Total                                                $ 16,558,479